ADVANCED SERIES TRUST

AST Goldman Sachs Multi-Asset Portfolio

Supplement dated July 17, 2019 to the

Currently Effective Prospectus

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) for the Advanced Series Trust (the Trust) relating to the AST Goldman Sachs Multi-Asset Portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.  Defined terms herein that are not otherwise defined shall have meanings given to them in the Trust’s Prospectus.

     The Trust’s Prospectus is hereby revised as follows, effective July 17, 2019.

I.

The section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO – Principal Investment Policies” is hereby deleted and replaced with the information set forth below:

The Portfolio is a global asset allocation fund that pursues domestic and foreign equity and fixed income strategies emphasizing growth and emerging markets.  Under normal circumstances, approximately 50% of the Portfolio’s total assets are expected to be invested to provide exposure to equity securities and approximately 50% of its total assets are expected to be invested to provide exposure to fixed income securities.  The specific allocation of assets among equity and fixed income asset classes will vary from time to time as determined by Goldman Sachs Asset Management LLC (GSAM), based on such factors as the relative attractiveness of various securities based on market valuations, growth and inflation prospects. Due to GSAM’s investment criteria, the Portfolio may at times have a lower risk profile than peer funds and, depending on market conditions, may underperform more aggressive funds.

GSAM utilizes a variety of different investment strategies in allocating the Portfolio’s assets across equity and fixed income investments.  GSAM may change the strategies it uses for gaining exposure to these asset classes and may reallocate the Portfolio’s assets among them from time to time at its sole discretion. There is no guarantee that these strategies will be successful.

The equity strategies GSAM may use include, but are not limited to, a global large-cap equity strategy, an international small cap equity strategy, a US small cap equity strategy and a global infrastructure / real estate strategy.  The fixed income strategies GSAM may use include, but are not limited to, investment grade fixed income, emerging markets debt and non-investment grade fixed income strategies.

In addition, GSAM may implement tactical investment views and/or a risk rebalancing and volatility management strategy from time to time.  The instruments and/or vehicles used to implement these views will generally provide comparable exposure to the asset classes and strategies listed below, and the exposure obtained through these views will be subject to the exposure parameters described below.

Asset Allocation Ranges.  Under normal circumstances, approximately 50% of the Portfolio’s net assets are expected to be invested to provide exposure to equity securities and approximately 50% of its net assets are expected to be invested to provide exposure to fixed income securities.  Depending on market conditions, such equity exposure may range between 40-60% of the Portfolio's net assets and such fixed income exposure may range between 40-60% of its net assets, in each case assuming normal circumstances.  Such exposures may be obtained through: (i) the purchase of “physical” securities (e.g., common stocks, bonds); (ii) the use of derivatives (e.g., futures contracts, currency forwards, and equity index options); and (iii) investments in affiliated or unaffiliated investment companies, including exchange-traded funds (ETFs).  More specific information regarding the Portfolio’s minimum, neutral, and maximum exposures to various asset classes under normal circumstances is set forth below.

Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Equities
Global Large Cap Equity	20%	40%	60%
US Small-Cap Equity	0%	6%	10%
International Small-Cap Equity	0%	2%	5%
Global Infrastructure / Real Estate*	0%	2%	5%
Total Equities	40%**	50%	60%***
Fixed Income
Investment Grade Fixed Income	36%	46%	60%
Emerging Markets Debt*	0%	2%	5%
Non-Investment Grade Fixed Income*	0%	2%	5%
Total Fixed Income	40%****	50%	60%*****

*  Notwithstanding the individual maximum exposures for Global Infrastructure/Real Estate, Emerging Markets Debt, and Non-Investment Grade Fixed Income, the maximum combined exposure to these segments is 10% of the total Portfolio.

** Notwithstanding the minimum exposures for the various individual equity segments, the minimum combined exposure to equity investments is 40% of the Portfolio’s net assets.

***  Notwithstanding the maximum exposures for the various individual equity segments, the maximum combined exposure to equity investments is 60% of the Portfolio’s net assets.

****  Notwithstanding the minimum exposures for the various individual fixed income segments, the minimum combined exposure to fixed income investments is 40% of the Portfolio’s net assets.

*****  Notwithstanding the maximum exposures for the various individual fixed income segments, the maximum combined exposure to fixed income investments is 60% of the Portfolio’s net assets.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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